UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series D Junior Participating Preferred Stock		New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 10, 2019 (the "Annual Meeting"), the Company's shareholders elected nine directors to serve terms expiring at next year's annual meeting and approved three other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	144,626,861	630,729	95,932	6,711,668
Ellyn L. Brown	144,494,655	764,609	94,258	6,711,668
Stephen N. David	144,548,210	708,098	97,214	6,711,668
Robert C. Greving	145,150,963	106,755	95,804	6,711,668
Mary R. (Nina) Henderson	144,601,367	656,250	95,905	6,711,668
Charles J. Jacklin	144,644,785	611,633	97,104	6,711,668
Daniel R. Maurer	145,164,439	93,181	95,902	6,711,668
Neal C. Schneider	141,857,924	3,399,504	96,094	6,711,668
Frederick J. Sievert	144,707,815	549,603	96,104	6,711,668

Proposal 2:	Approval of the Replacement NOL Protective Amendment to the Amended and Restated Certificate of Incorporation to preserve the value of tax net operating losses and certain other tax losses.

For	Against	Abstain	Broker Non-Votes
144,217,912	1,123,275	12,335	6,711,668

Proposal 3:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
148,263,192	3,735,982	66,016

Proposal 4:	Approval by non-binding advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
136,681,465	8,206,694	465,363	6,711,668

Item 7.01.	Regulation FD.

On May 10, 2019, the Company issued a press release to announce: (i) the results of the voting at the Annual Meeting on the proposals described above; and (ii) that its board of directors has declared a quarterly dividend of 11 cents per common share payable on June 24, 2019, to shareholders of record at the close of business on June 10, 2019. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Press release of CNO Financial Group, Inc. dated May 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 10, 2019
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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